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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                       CURRENT REPORT PURSUANT TO SECTION
               13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                            HIKING ADVENTURES, INC.
             (Exact name of registrant as specified in its charter)

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 1, 2000

Nevada                                                  88-0370480
(State of organization)                     (I.R.S. Employer Identification No.)

Commission File Number  000-25735

114 West Magnolia Street
Suite 400-127
Bellingham, Washington 98225
(address of principal executive offices)

Registrant's Telephone Number, Including Area Code:               (360) 392-2868

3123 Trueno Road, Henderson, NV 89014
(former address)

Registrant's Former Telephone Number, Including Area Code:        (702) 435-7947

Registrant's Counsel: Lanham & Associates, Randall J. Lanham, Esq.
45 Glen Echo
Unit A
Dove Canyon, California 92679
(949) 858-6773

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5. OTHER EVENTS.

     On March 1, 2000, Hiking Adventures, Inc., accepted the resignations of Gary Vesperman and Timothy Zelenka.

     On March 1, 2000, Hiking Adventures, Inc., hired Eric J. Boehnke as its new President and provided Mr. Boehnke with a seat on the Company's Board of Directors.

     On March 1, 2000, Hiking Adventures, Inc., hired John A. Meyer as its new Secretary and provided Mr. Meyer with a seat on the Company's Board of Directors.

     Messrs. Boehnke and Meyer now comprise Hiking Adventures, Inc.'s, Board of Directors.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8. CHANGE IN FISCAL YEAR.

None.

ITEM 9. SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

None.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Hiking Adventures, Inc.

                                          /s/ ERIC J. BOEHNKE
                                          -------------------------------------
                                          By: Eric J. Boehnke
                                          President and Director

Dated: March 7, 2000